Diversity Matters:
HIT’s Diversity Dividend

According to a McKinsey report on diversity, Diversity Matters, 97% of the public companies surveyed have senior-leadership teams that fail to reflect the demographic composition of America’s labor force and women make up only 16% of executives[1]. Steve Coyle, CEO of HIT, has taken a different approach to building his team.

“It has been my mission to build HIT into the most talented and diverse organization in our industry,” said Coyle, who has led the HIT for 25 years. “Simply put, the HIT’s amazing workforce mirrors the communities we serve.”

Of HIT’s 53 employees, 58% are women and 43% are people of color. HIT’s senior leaders reflect this similar diversity, with 58% women and 42% minorities[2]. This compares favorably both to the US workforce, which has only 21% minority representation[3], and to senior level diversity as reported in a 2013 report by the Government Accountability Office (GAO) for the financial services industry (based on data collected by the EEOC for the private sector). The GAO found that

28% of the senior managers were women and 11% were minorities[4].

While other organizations in the financial services industry have just begun campaigns to increase the diversity of their workforces, the HIT has long benefited from the strength of diverse backgrounds and perspectives.

“It has been my mission to build HIT into the most talented and diverse organization in our industry.”
-Steve Coyle, Chief Executive Officer

“Diversity is something that is naturally occurring within the HIT. It’s something that we’re very proud of,” noted Stephanie Wiggins, Executive Vice President and Chief Investment Officer. “The HIT has been a really good place to explain to young women and young people of color that the industry is not all blue blazers and khakis. You can be who you are, look like you do, and go out into the marketplace and succeed.”

Studies have shown that diverse companies perform better. According to an analysis by McKinsey, public companies in the top quartile for gender and ethnic diversity are 15% and 35%, respectively, more likely to outperform their industry peers. This “diversity dividend” has been central to the HIT’s success in achieving its investment goals.

“It is critical that our workplace reflects the diversity in our nation, and in the labor unions that are the heart of our work,” said Eric Price, Executive Vice President. “As we serve America’s communities, we want to mirror our society, reflecting the powerful and unique voices that have made the United States the great country that it is today.”

In an industry challenged with diversity in the workplace, the HIT prides itself as a destination workplace for women and people of color. The HIT is stronger and able to attract and retain highly talented individuals because of the diversity of our team.

HIT MANAGEMENT: 4x MORE DIVERSE & 2x MORE FEMALE REPRESENTATION

1Hunt, Vivian, et al. Diversity Matters. McKinsey, February 2, 2015.

2HIT information from internal personnel data.

3United States. Department of Labor. Bureau of Labor Statistics. Labor Force Characteristics by Race and Ethnicity, 2015. Report 1062. September 2016.

4United States. Government Accountability Office. Diversity Management. April 2013. GAO obtained data from the EEOC for private employers with 100 or more employees and the 12 Federal Reserve Banks. Financial services industry was defined as depository and credit institutions; holdings and trusts (such as investment companies), mortgage bankers and brokers, securities sector, insurance sector, federally sponsored credit agencies, and others.

HIT Team Members
Speak On Diversity

“I was born into a multicultural household, raised in a diverse neighborhood and attended its equally diverse schools. I currently live and work in a culturally rich metropolitan area, blessed with diversity along many dimensions. So, from a personal standpoint, the working environment at the HIT is natural, comfortable and immensely appreciated.” —Guy Carter, Senior Portfolio Manager “I am able to sit by side with colleagues who bring their unique experiences and perspectives to the table. Diversity in background and ideas has driven our team to innovate and succeed. There is no question that this multi-dimensional element to the management of the HIT has been critical to its growth and track record.” —Thalia Lankin, Chief Business Development Officer “The HIT’s diversity is truly representative of the workforce of our investors and embraces the values of the American labor movement. While many of our investors continue to encourage their asset managers to address the lack of diversity in their firms, the HIT is a model for diversity in the asset management industry.” —Lesyllee White, Executive Vice President & Managing Director of Defined Benefit Marketing “One of the exciting things that led me to come to the Trust and stay for the past 16 years was walking in through the front doors my first day and seeing so many diverse women and men. Young individuals of diversity are given the chance to be an integral part of the company.” —Chris Shaw, Managing Director of Housing Production “As an immigrant, the diversity of cultures and people at the Trust have been very instrumental to my personal and professional development.” —Claudio Tannure, Senior Network Engineer “I come to work each day knowing that I am a valued member of a deeply committed and diverse team. Over the years, I have worked on complex and expansive projects and have learned so much from the varied experiences and work styles of my fellow co-workers with vast backgrounds.” —Harpreet Peleg, Controller

AFL-CIO Housing Investment Trust
2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.